UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2009
HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-022962	22-3178468
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (301) 309-8504

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrants Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On July 17, 2009, Human Genome Sciences, Inc. (the “Company”) and the Biomedical Advanced Research and Development Authority (“BARDA”) of the U.S. Government entered into an amendment of solicitation/modification of contract pursuant to which BARDA exercised its option to purchase an additional 45,000 doses of raxibacumab (ABthrax) for the Strategic National Stockpile, to be delivered over a three-year period beginning near the end of 2009. The Company expects to receive approximately $151 million in revenues from this award as deliveries are completed. A press release announcing the U.S. Government’s exercise of its option to purchase the additional doses of raxibacumab is attached hereto as Exhibit 99.1.
     Raxibacumab is being developed under a contract entered into with BARDA in 2006 (Contract Number HHSO10020050006C). The order announced today is the second order received under the BARDA contract. Both the original purchase award and the purchase award announced today were made under the Project BioShield Act of 2004, which is designed to accelerate the development, purchase and availability of medical countermeasures for the Strategic National Stockpile. In May 2009, the Company submitted a Biologics License Application (“BLA”) to the U.S. Food and Drug Administration (“FDA”) for raxibacumab for the treatment of inhalation anthrax. In July 2009, the FDA notified the Company that the BLA for raxibacumab has been filed and will receive priority review. The Company will receive $10 million from the U.S. Government upon FDA licensure of raxibacumab.
Section 2 – Financial Information
Item 2.02. Results of Operations and Financial Condition.
     On July 22, 2009, the Company issued a press release announcing its financial results for the quarter ended June 30, 2009. A copy of the release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     The information in this section of this Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release announcing new order for raxibacumab from the U.S. Government dated July 22, 2009.

99.2	Press Release announcing financial results dated July 22, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

By:	/s/ James H. Davis
Name:	James H. Davis, Ph.D.
Title:	Executive Vice President, General Counsel and Secretary
Date: July 22, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release announcing new order for raxibacumab from the U.S. Government dated July 22, 2009.

Exhibit 99.2	Press Release announcing financial results dated July 22, 2009.